INCOME
OPPORTUNITIES
FUND 2000, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
December 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatil-ity of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.



Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011                                          #16523 -- 12/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



INCOME OPPORTUNITIES FUND 2000, INC.

The Benefits and
Risks of
Leveraging

Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 331/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund.
To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IFT



               Income Opportunities Fund 2000, Inc., December 31, 1997

DEAR SHAREHOLDER

For the year ended December 31, 1997, Income Opportunities Fund 2000, Inc. earned $0.641 per share income dividends, which included earned and unpaid dividends of $0.073 per share. This represents a net annualized yield of 6.39%, based on a month-end net asset value of $10.02 per share. Over the same period, the Fund's total investment return was +8.67%, based on a change in per share net asset value from $9.87 to $10.02, and assuming reinvestment of $0.617 per share income dividends.

Investment Activities
We have continued to maintain the portfolio structure of the Fund with its termination date in mind. As such, our investment focus is toward a limited exposure to securities maturing beyond December 2000. The leveraged portion of the Fund is conservatively managed according to a strategy of keeping the average life of the assets close to the average life of the liabilities. In doing this, we limit our exposure in the event that there might be a sudden increase in interest rates. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

At this time, the Fund is also well insulated from any negative impact of prepayments. Over the past several years, we have shifted the Fund's investments into securities that we believed offered more stable and predictable cash flow because of prepayment protection through yield maintenance or other prepayment penalties. The credit quality of the portfolio remained high, while the Fund's exposure to derivative securities continued to be relatively low.

During 1997, interest rates declined significantly at the intermediate and long end of the yield curve.

The five-year Treasury note yield was lower by 50 basis points (0.50%), and the ten-year Treasury note yield was down by almost 70 basis points. Because there was a yield curve flattening, short-term interest rates (where the portfolio is structured) did not participate to the same extent, thereby limiting the Fund's net asset value appreciation. At the very short part of the yield curve, where we borrow money for the leveraged portion of the portfolio, interest rates were higher. For example, the one-month London Interbank Offered Rate was 5.50% at the beginning of 1997 and finished the year at 5.72%. High short-term interest rates limit the Fund's yield not only because borrowing costs are high but also because the coupons on our inverse floater positions remain low.

Going forward into 1998, there is much uncertainty about the direction of interest rates. According to recently released economic data, the US economy remains remarkably strong with the gross domestic product
(GDP) growth at 3.1%. Consumer spending rose 5.8% in the third quarter of 1997, the fastest pace seen in five years. Job growth was up, and the unemployment rate was at 4.6%, a new 24-year low. These statistics would typically suggest that the Federal Reserve Board might be contemplating an increase in short-term interest rates as a preemptive strike against inflation. However, offsetting events have effectively kept monetary policy on hold. First, inflation has been contained for some time. Both the Producer Price Index and the Consumer Price Index are at, or near, 30-year lows. Furthermore, the devaluation of several Asian currencies is expected to allow for lower cost imports, which in turn should limit domestic price increases. Finally, the combination of low inflation coupled with high short-term interest rates indicates that real (adjusted for inflation) interest rates are high and are already restrictive. The yield spread between 3-month Treasury bills and 30-year Treasury bonds ended the year at 0.58%. The last time the curve was this narrow, GDP growth slowed to around 2% in the following year.

We believe that a slowing economy and lower short-term interest rates would be very beneficial for the Fund both from a yield perspective and for net asset value appreciation. However, even in the current environment, we believe that the Fund is well positioned to maintain its yield moving into the first half of 1998.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 2000, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GREGORY MARK MAUNZ
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

February 3, 1998





PROXY RESULTS

During the six-month period ended December 31, 1997, Income Opportunities Fund 2000, Inc. stockholders voted on the following proposals. The proposals were approved at a stockholders' meeting on October 9, 1997. The description of each proposal and number of shares voted are as follows:

                                                                       Shares Voted          Shares Withheld
                                                                           For                 From Voting
1. To elect the Fund's Board of Directors:         Joe Grills            10,556,210             280,184
                                                   Walter Mintz          10,542,095             294,299
                                                   Robert S. Salomon Jr. 10,556,210             280,184
                                                   Melvin R. Seiden      10,534,994             301,400
                                                   Stephen B. Swensrud   10,556,210             280,184
                                                   Arthur Zeikel         10,543,157             293,237


                                                                       Shares Voted       Shares Voted       Shares Voted
                                                                            For              Against            Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors.                                                 10,526,570          147,085            162,739





SCHEDULE OF INVESTMENTS                                                    Income Opportunities Fund 2000, Inc., December 31, 1997

                   S&P    Moody's    Face                                                                       Value   Percent of
                  Rating  Rating    Amount                           Issue                         Cost       (Note 1a) Net Assets

Adjustable Rate*  A       BBB+++    $914,397  Resolution Trust Corp., REMIC (5) 91-M4-B,
Mortgage-Backed                               7.75% due 2/25/2020                                   $927,390     $914,397     0.8%
Obligations** --                              Sears Mortgage Securities Corp., REMIC (5):
London Interbank  AAA     A1       2,732,867  91-M-A2, 6.905% due 11/25/2021                       2,745,295    2,752,509     2.5
Offered Rate      AA+     Aaa      1,550,361  92-18-A2, 7.638% due 9/25/2022                       1,583,280    1,600,021     1.5
Indexed           NR++++  A1       1,755,509  92-2-A1, 7.856% due 12/25/2024                       1,781,759    1,818,049     1.6
Obligations
                                              Total Investments in Adjustable Rate Mortgage-
                                              Backed Obligations -- London Interbank
                                              Offered Rate Indexed Obligations                     7,037,724    7,084,976     6.4

Fixed Rate        AAA++   Aaa      3,738,020  American Southwest Financial Securities Corp.,
Mortgage-Backed                               95-C1-A1A, 7.30% due 10/17/2001                      3,795,647    3,836,143     3.5
Obligations**     AA      AA+      5,766,000  Blackrock Capital Finance L.P., 96-C2-B,
                                              7.688% due 11/15/2026+++ (a)                         5,822,445    5,838,075     5.3
                                              California Infrastructure and Economic Development
                                              Bank Purpose Trust:
                  AAA     Aaa      3,000,000  (Pacific Gas and Electric Co.), 97-1-A2, 6.01%
                                              due 6/25/1999                                        2,999,899    2,999,531     2.7
                  AAA     Aaa      1,500,000  (Pacific Gas and Electric Co.), 97-1-A3, 6.15%
                                              due 6/25/2000                                        1,499,831    1,503,750     1.4
                  AAA     Aaa      1,000,000  (Southern California Edison Co.), 97-1-A3, 6.17%
                                              due 3/25/01                                            999,942    1,003,438     0.9
                                              Federal Home Loan Mortgage Association, Pool:
                  NR++++  NR++++     351,738  #M80294, 5% due 10/01/2000                             339,372      346,898     0.3
                  NR++++  NR++++     657,631  #L90202, 5.50% due 12/01/2000 (1)                      645,506      649,115     0.6
                  NR++++  NR++++   6,686,000  Federal Home Loan Mortgage Association, REMIC (5)
                                              1589-D, 6.25% due 8/15/2021 (c)(1)                   6,691,532    6,631,676     6.0
                                              Federal National Mortgage Association, Pool:
                  NR++++  NR++++     490,152  #199718, 5.50% due 8/01/2000 (1)                       478,741      483,702     0.4
                  NR++++  NR++++     562,874  #227383, 5.50% due 9/01/2000                           549,066      555,467     0.5
                  NR++++  NR++++     320,871  #50932, 5.50% due 11/01/2000 (1)                       312,649      316,648     0.3
                  NR++++  NR++++   6,029,488  #50917, 6% due 11/01/2000 (1)                        5,965,425    5,996,989     5.4
                  NR++++  NR++++     368,027  #241824, 5.50% due 12/01/2000 (1)                      358,538      363,183     0.3
                  NR++++  NR++++   1,221,723  #250038, 5.50% due 4/01/2001 (1)                     1,187,744    1,205,388     1.1
                  NR++++  NR++++  12,000,000  #160160, 7.778% due 7/01/2001 (1)                   12,687,140   12,603,750    11.4
                  NR++++  NR++++   3,744,817  #73046, 7.60% due 10/01/2001 (1)                     3,707,369    3,861,843     3.5
                  NR++++  NR++++   5,447,665  #73059, 8.375% due 12/01/2001 (1)                    5,686,055    5,655,357     5.1
                  NR++++  NR++++   3,149,119  #73181, 7.14% due 9/01/2002 (1)                      3,129,437    3,209,151     2.9
                                              Federal National Mortgage Association, REMIC (5):
                  NR++++  NR++++   8,899,697  94-M2-A, 6.625% due 2/25/2001                        8,752,261    8,939,746     8.1
                  NR++++  NR++++  14,594,579  G-92-39-Z, 7% due 10/25/2016 (b)(1)                 14,640,863   14,676,600    13.2
                  NR++++  NR++++   2,695,851  92-122-PG, 7.50% due 9/25/2017 (a)(1)                2,706,485    2,701,728     2.4
                  NR++++  NR++++   5,000,000  97-7-PK, 6.50% due 10/18/2017 (b)                    5,004,653    5,027,450     4.5
                                              Kidder Peabody Acceptance Corp., REMIC (5):
                  AA      AA++     2,000,000  94-C1-B, 6.85% due 2/01/2006                         2,021,849    2,020,626     1.8
                  NR++++  A++      4,000,000  94-C1-C, 7% due 2/01/2006                            4,046,024    4,058,750     3.7
                  AAA     Aaa      9,196,937  PNC Mortgage Securities Corp., 97-6-A1,
                                              6.49% due 10/25/2026                                 9,195,787    9,217,055     8.3
                  NR++++  AAA+     5,000,000  Paine Webber Mortgage Acceptance Corp., CMO (4)
                                              96-M1-A1, 6.80% due 1/02/2012+++ (b)                 5,047,996    5,081,250     4.6
                                              Resolution Trust Corporation, REMIC (5):
                  AA      AA++       995,684  92-CHF-B, 7.15% due 12/25/2020 (a)                   1,006,244      990,706     0.9
                  AAA     AA++       984,393  92-C5-B, 6.90% due 5/25/2022 (a)                       988,464      985,623     0.9
                  A+++    A2       1,778,464  92-C7-B, 7.15% due 6/25/2023 (a)                     1,796,352    1,786,245     1.6
                  AA-++   A2         559,183  92-C6-B, 7.70% due 7/25/2024 (a)                       571,503      562,154     0.5
                  AA      AA+++    4,408,072  93-C2-B, 7.75% due 3/25/2025 (b)                     4,523,544    4,413,582     4.0
                  AA+     Aa2      5,000,000  Town & Country Funding Corporation, CMO (4),
                                              5.85% due 8/15/1998                                  4,988,200    5,001,563     4.5
                  AAA     AAA++   11,025,000  Vornado Finance Corp., CMO (4), 6.36% due
                                              12/01/2000+++                                        9,980,621   11,025,000     9.9

                                              Total Investments in Fixed Rate
                                              Mortgage-Backed Obligations                        132,127,184  133,548,182   120.5

Derivative                                    Federal National Mortgage Association,
Mortgage-Backed                               REMIC (5)(a):
Obligations** --  NR++++  NR++++   5,361,051  93-221-JD, 6% due 11/25/2006                           464,535      430,868     0.4
Interest          NR++++  NR++++   5,278,328  94-23-PN, 6% due 7/25/2017                             637,678      595,461     0.5
Only (2)          AAA     AAA+    38,808,634  Fund America Investors Corporation II, CMO (4)

                                              93-E-SIO, 0.50% due 9/25/2023                          547,070      228,971     0.2
                  AAA++   Aaa     16,773,890  Mortgage Capital Fund Inc., REMIC (5)
                                              94-MC1-I1, 1.044% due 6/25/2019                        292,240      218,061     0.2

                                                                                                   1,941,523    1,473,361     1.3

Derivative                                    Federal Home Loan Mortgage Corporation, REMIC (5):
Mortgage-Backed   NR++++  NR++++   4,158,144  1557-S, 3.083% due 8/15/1998                         3,852,781    4,158,144     3.8
Obligations** --  NR++++  NR++++      86,094  1330-I, 8.82% due 9/15/1999                             81,359       85,932     0.1
Inverse           NR++++  NR++++   3,246,194  1743-S, 5.40% due 8/15/2001                          2,725,789    3,120,404     2.8
Floaters (3)
                  NR++++  NR++++   9,150,000  Federal National Mortgage Association, REMIC (5)
                                              93-227-S, 3.698% due 12/25/2000                      6,567,281    8,231,432     7.4

                                                                                                  13,227,210   15,595,912    14.1
                                              Total Investments in Derivative
                                              Mortgage-Backed Obligations                         15,168,733   17,069,273    15.4

                                              Total Investments in Mortgage-Backed
                                              Obligations                                        154,333,641  157,702,431   142.3

Short-Term        Repurchase       1,285,000  Nikko Securities International, Inc., purchased on
Securities        Agreements***               12/31/1997 to yield 6.75% to 1/02/1998               1,285,000    1,285,000    1.10

                                              Total Investments in Short-Term Securities           1,285,000    1,285,000     1.1

                                              Total Investments                                 $155,618,641  158,987,431   143.4
                                                                                                ============
                                              Liabilities in Excess of Other Assets                           (48,141,126)  (43.4)
                                                                                                             ------------ -------
                                              Net Assets                                                     $110,846,305  100.00%
                                                                                                             ============ =======

                  Average life estimates are made using realistic prepayment assumptions.
                  Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
              (a) 1-2 years.
              (b) 2-4 years.
              (c) 4-6 years.
                * Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
               ** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
              *** Repurchase agreements are fully collateralized by US Government &
                  Agency Obligations.
              (1) All or a portion of the security represents collateral in connection with
                  Reverse Repurchase Agreements (Note 5).
              (2) Securities which receive some or all of the interest portion of the under-
                  lying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
              (3) Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
              (4) Collateralized Mortgage Obligation (CMO).
              (5) Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
             ++++ Not Rated.
                + Rating of issue is by Fitch Investors Service.
               ++ Rating of issue is by Duff & Phelps.
              +++ The security may be offered and sold to "qualified institutional buyers"
                  under Rule 144A of the Securities Act of 1933.
                  Ratings of issues shown have not been audited by Ernst & Young LLP.

                  See Notes to Financial Statements.





STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of December 31, 1997

Assets:               Investments, at value (identified cost -- $155,618,641) (Note 1a)                     $158,987,431
                      Cash                                                                                        17,177
                      Interest receivable                                                                      1,082,216
                      Prepaid expenses and other assets                                                            9,113
                                                                                                           -------------
                      Total assets                                                                           160,095,937
                                                                                                           -------------

Liabilities:          Payables:
                      Reverse repurchase agreements (Note 5)                              $47,733,000
                      Dividends to shareholders (Note 1g)                                     810,153
                      Interest expense (Note 5)                                               557,286
                      Investment adviser (Note 2)                                              29,294         49,129,733
                                                                                        -------------
                      Accrued expenses and other liabilities                                                     119,899
                                                                                                           -------------
                      Total liabilities                                                                       49,249,632
                                                                                                           -------------

Net Assets:           Net assets                                                                            $110,846,305
                                                                                                           =============

Capital:              Capital stock, $0.10 par value, 200,000,000 shares authorized                           $1,105,773
                      Paid-in capital in excess of par                                                       106,408,040
                      Undistributed investment income -- net                                                   2,521,581
                      Accumulated realized capital losses on investments -- net (Note 6)                      (2,557,879)
                      Unrealized appreciation on investments -- net                                            3,368,790
                                                                                                           -------------
                      Net assets -- Equivalent to $10.02 per share based on 11,057,727
                      shares outstanding (market price -- $9.625)                                           $110,846,305
                                                                                                           =============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997

Investment Income     Interest and amortization of premium and discount earned                          $10,674,549
(Note 1e):            Other                                                                                  29,470
                                                                                                        -----------
                      Total income                                                                       10,704,019
                                                                                                        -----------

Expenses:             Interest expense (Note 5)                                         $2,963,293
                      Investment advisory fees (Note 2)                                    581,079
                      Accounting services (Note 2)                                          87,889
                      Professional fees                                                     82,623
                      Trustees' fees and expenses                                           40,259
                      Printing and shareholder reports                                      24,608
                      Transfer agent fees                                                   21,817
                      Custodian fees                                                        10,673
                      Amortization of organization expenses (Note 1f)                        9,753
                      Pricing fees                                                             746
                      Other                                                                 35,369
                                                                                       -----------
                      Total expenses                                                                      3,858,109
                                                                                                        -----------
                      Investment income -- net                                                            6,845,910
                                                                                                        -----------

Realized &            Realized gain on investments -- net                                                   174,115
Unrealized Gain on    Change in unrealized appreciation on investments -- net                             1,650,568
Investments                                                                                             -----------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                               $8,670,593
                                                                                                        ===========

                      See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year
                                                                                                 Ended December 31,
                       Increase (Decrease) in Net Assets:                                        1997           1996

Operations:            Investment income -- net                                              $6,845,910     $7,339,940
                       Realized gain on investments -- net                                      174,115      3,632,680
                       Change in unrealized appreciation on investments -- net                1,650,568     (4,956,250)
                                                                                          -------------  -------------
                       Net increase in net assets resulting from operations                   8,670,593      6,016,370
                                                                                          -------------  -------------

Dividends to           Investment income -- net                                              (7,090,766)    (6,532,946)
Shareholders                                                                              -------------  -------------
(Note 1g):             Net decrease in net assets resulting from dividends to shareholders   (7,090,766)    (6,532,946)
                                                                                          -------------  -------------

Capital Stock          Net decrease in net assets derived from capital stock transactions    (1,583,324)    (7,962,117)
Transactions                                                                               ------------- -------------
(Note 4):

Net Assets:            Total decrease in net assets                                              (3,497)    (8,478,693)
                       Beginning of year                                                    110,849,802    119,328,495
                                                                                          -------------  -------------
                       End of year*                                                        $110,846,305   $110,849,802
                                                                                          =============  =============

                     * Undistributed investment income -- net                                $2,521,581     $2,766,437
                                                                                          =============  =============

                       See Notes to Financial Statements.






STATEMENT OF CASH FLOWS

                       For the Year Ended December 31, 1997


Cash Provided by       Net increase in net assets resulting from operations                                  $8,670,593
Operating              Adjustments to reconcile net increase in net assets resulting from operations
Activities:            to net cash provided by operating activities:
                       Decrease in receivables                                                                  111,744
                       Decrease in other assets                                                                   6,863
                       Decrease in other liabilities                                                           (506,614)
                       Realized and unrealized gain on investments -- net                                    (1,824,683)
                       Amortization of premium and discount -- net                                            1,473,580
                                                                                                           ------------
                       Net cash provided by operating activities                                              7,931,483
                                                                                                           ------------

Cash Provided by       Proceeds from principal payments and sales of long-term securities                    47,134,973
Investing              Purchases of long-term securities                                                    (44,448,509)
Activities:            Purchases of short-term investments.                                                (139,791,000)
                       Proceeds from sales and maturities of short-term investments                         139,759,500
                                                                                                           ------------
                       Net cash provided by investing activities                                              2,654,964
                                                                                                           ------------

Cash Used for          Cash receipts from borrowings                                                         40,273,500
Financing              Cash payments on borrowings                                                          (42,321,500)
Activities:            Dividends paid to shareholders                                                        (6,843,452)
                       Cash payments on capital shares repurchased                                           (1,678,032)
                                                                                                           ------------
                       Net cash used for financing activities                                               (10,569,484)
                                                                                                           ------------

Cash:                  Net increase in cash                                                                      16,963
                       Cash at beginning of year                                                                    214
                                                                                                           ------------
                       Cash at end of year                                                                      $17,177
                                                                                                           ------------

Cash Flow              Cash paid for interest                                                                $3,427,776
Information:                                                                                               ------------

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information provided
                     in the financial statements.                                 For the Year Ended December 31,
                                                                      1997+        1996+        1995        1994        1993
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year              $9.87        $9.83        $8.51      $10.00       $9.64
Operating                                                        ---------    ---------    ---------   ---------   ---------
Performance:         Investment income -- net                          .62          .63          .60         .64         .69
                     Realized and unrealized gain (loss) on
                     investments -- net                                .17         (.03)        1.27       (1.50)        .36
                                                                 ---------    ---------    ---------   ---------   ---------
                     Total from investment operations                  .79          .60         1.87        (.86)       1.05
                                                                 ---------    ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                         (.64)        (.56)        (.55)       (.63)       (.63)
                     Realized gain on investments -- net                --           --           --          -- ++     (.06)
                                                                 ---------    ---------    ---------   ---------   ---------
                     Total dividends and distributions to Common
                     Stock shareholders                               (.64)        (.56)        (.55)       (.63)      ( .69)
                                                                 ---------    ---------    ---------   ---------   ---------
                     Net asset value, end of year                   $10.02        $9.87        $9.83       $8.51      $10.00
                                                                 =========    =========    =========   =========   =========
                     Market price per share, end of year            $9.625        $9.00        $8.75      $7.375       $9.25
                                                                 =========    =========    =========   =========   =========

Total Investment     Based on market price per share                 14.47%        9.63%       26.77%     (13.91%)      (.64%)
Return:*                                                         =========    =========    =========   =========   =========
                     Based on net asset value per share               8.67%        7.02%       23.42%      (8.11%)     11.43%
                                                                 =========    =========    =========   =========   =========

Ratios to Average    Expenses, net of reimbursement and excluding
Net Assets:          interest expense.                                 .81%         .81%         .89%        .90%        .85%
                                                                 =========    =========    =========   =========   =========
                     Expenses, excluding interest expense              .81%         .81%         .89%        .90%        .95%
                                                                 =========    =========    =========   =========   =========
                     Expenses                                         3.50%        3.36%        3.90%       3.05%       2.46%
                                                                 =========    =========    =========   =========   =========
                     Investment income -- net                         6.22%        6.46%        6.34%       6.79%       6.84%
                                                                 =========    =========    =========   =========   =========

Supplemental         Net assets, end of year (in thousands)       $110,846     $110,850     $119,328    $109,879    $135,050
Data:                                                            =========    =========    =========   =========   =========
                     Portfolio turnover                              22.35%      112.97%       32.78%     109.96%     129.32%
                                                                 =========    =========    =========   =========   =========

Leverage:            Amount of borrowings outstanding, end of
                     year (in thousands)                           $47,733      $49,781      $53,070     $55,195     $67,842
                                                                 =========    =========    =========   =========   =========
                     Average amount of borrowings outstanding
                     during the year (in thousands)                $51,306      $51,951      $56,355     $61,771     $54,105
                                                                 =========    =========    =========   =========   =========
                     Average amount of borrowings outstanding per
                     share during the year                           $4.64        $4.44        $4.50       $4.68       $4.00
                                                                 =========    =========    =========   =========   =========

                   * Total investment returns based on market value, which can be  significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                  ++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.




              Income Opportunities Fund 2000, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund is anticipated to terminate on or about December 31, 2000. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets from December 1, 1994 to December 1, 1997, and 0.30% of average weekly net assets from December 1, 1997 through termination of the Fund.

During the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc., $496 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $36,320,432 and $47,134,262, respectively.

Net realized and unrealized gains as of December 31, 1997 were as follows:

                                   Realized          Unrealized
                                    Gains              Gains

Long-term investments              $174,115          $3,368,790
                                -----------         -----------
Total                              $174,115          $3,368,790
                                ===========         ===========

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,368,790, of which $4,178,035 related to appreciated securities and $809,245 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $155,618,641.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

During the years ended December 31, 1997 and December 31, 1996, the Fund repurchased 173,000 shares of capital stock at an average market price of $9.15 and 907,300 shares of capital stock at an average market price of $8.78, respectively, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1997, the Fund had entered into reverse repurchase agreements in the amount of $47,733,000. For the year ended December 31, 1997, the average amount outstanding was approximately
$51,306,000, and the daily weighted average interest rate was 5.78%.

6. Capital Loss Carryforward:
At December 31, 1997, the Fund had a net capital loss carryforward of approximately $2,422,000, of which $2,217,000 expires in 2002 and $205,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Income Opportunities Fund 2000, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 2000, Inc., including the schedule of investments, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 2000, Inc. at December 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                /S/Ernst & Young LLP
Princeton, New Jersey
February 2, 1998